Joint Filer Information

Name: RCG Enterprise, Ltd.

Address:   666 Third Avenue, 26th Floor
           New York, NY 10017

Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: RCG Sextant Master Fund, Ltd.

Address:   666 Third Avenue, 26th Floor
           New York, NY 10017

Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: RCG PB, Ltd.

Address:   666 Third Avenue, 26th Floor
           New York, NY 10017

Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: Ramius Advisors, LLC

Address:  666 Third Avenue, 26th Floor
          New York, NY 10017

Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: C4S & Co., L.L.C.

Address:  c/o Ramius Capital Group, L.L.C.
              666 Third Avenue, 26th Floor
              New York, NY 10017


Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: Peter A. Cohen

Address:  c/o Ramius Capital Group, L.L.C.
              666 Third Avenue, 26th Floor
              New York, NY 10017


Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: Morgan B. Stark

Address:  c/o Ramius Capital Group, L.L.C.
              666 Third Avenue, 26th Floor
              New York, NY 10017


Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: Thomas W. Strauss

Address:  c/o Ramius Capital Group, L.L.C.
              666 Third Avenue, 26th Floor
              New York, NY 10017


Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008

                             Joint Filer Information

Name: Jeffrey M. Solomon

Address:  c/o Ramius Capital Group, L.L.C.
              666 Third Avenue, 26th Floor
              New York, NY 10017


Designated Filer: Ramius Capital Group, L.L.C.

Issuer and Ticker Symbol: AmeriCredit Corp. (ACF)

Date of Event Requiring Statement: January 23, 2008